MBL VARIABLE CONTRACT ACCOUNT -- 2

To Contract Holders and Participants

The value of a Variable Accumulation Unit of MBL Variable Contract Account -- 2 (the "Account") as of December 31, 1996 was $144.176, an increase of 24.0% from the value of $116.231 on December 31, 1995. The Standard & Poor's 500 Stock Index, a generally accepted market index of unmanaged securities, increased 23.0% during the same period.

The Account invests exclusively in the MBL Growth Fund (the "Fund"). The accompanying annual report of the Fund contains a review, by the Fund's Investment Adviser, of its overall performance and commentary related to specific holdings in the Fund's portfolio.

We thank you for your continued  confidence in MBL Variable Contract Account  --
2. We remain committed to providing you with quality investment management and superior customer service.

Following are the audited financial statements of the Account as of, and for the year ended, December 31, 1996.

Sincerely,

                 [SIG]

William G. Clark
Senior Vice President
Pension and Investment Products
MBL Life Assurance Corporation

                       REPORT OF INDEPENDENT ACCOUNTANTS

To Contract Holders and Participants
MBL Variable Contract Account -- 2

We have audited the accompanying statement of assets and liability of MBL Variable Contract Account -- 2 (the "Account") as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MBL Variable Contract Account -- 2 as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 10, 1997

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1996

ASSETS

Investments in MBL Growth Fund, Inc.
  3,931,024 shares at net asset value of $10.68 per share
  (cost -- $44,099,385)...................................................  $41,983,338

LIABILITY

Due to MBL Life -- Note C.................................................      271,812
                                                                            -----------
Net assets................................................................  $41,711,526
                                                                            -----------
                                                                            -----------
NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT HOLDERS
    287,783 variable accumulation units at value
      of $144.176 per unit................................................  $41,491,465
  Variable annuity reserves -- Note A.....................................      220,061
                                                                            -----------
                                                                            $41,711,526
                                                                            -----------
                                                                            -----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

Investment income:
  Dividends................................................................  $  805,002
  Capital gain distributions...............................................   6,108,093
                                                                             ----------
                                                                              6,913,095
Expenses -- Note C:
  Risk and death benefit charges...........................................     140,636
                                                                             ----------
        Net investment income..............................................   6,772,459
                                                                             ----------

Realized and unrealized gain (loss) on investments -- Note D:
  Net realized loss on sales of investments................................     (74,893)
  Decrease in unrealized depreciation of investments.......................   1,647,592
                                                                             ----------
        Net gain on investments............................................   1,572,699
                                                                             ----------
Net increase in net assets resulting from operations.......................  $8,345,158
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                              ------------------------------
                                                                                   1996            1995
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................................  $    6,772,459  $    2,981,651
  Net realized loss on sales of investments.................................         (74,893)       (610,124)
  Decrease in unrealized depreciation of investments........................       1,647,592       6,990,746
                                                                              --------------  --------------
    Net increase in net assets resulting from operations....................       8,345,158       9,362,273
                                                                              --------------  --------------

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTE B
  Net purchase payments.....................................................          18,452              --
  Accumulation units surrendered............................................      (2,510,082)     (2,012,142)
  Annuity payments..........................................................         (25,838)        (20,662)
                                                                              --------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions....      (2,517,468)     (2,032,804)
                                                                              --------------  --------------

  Increase in amount due MBL Life resulting from investment activities and
    mortality gains and losses -- Note C....................................         (50,248)        (37,635)
                                                                              --------------  --------------
    Net increase in net assets..............................................       5,777,442       7,291,834

Net assets
  Beginning of year.........................................................      35,934,084      28,642,250
                                                                              --------------  --------------
  End of year...............................................................  $   41,711,526  $   35,934,084
                                                                              --------------  --------------
                                                                              --------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
NOTES TO FINANCIAL STATEMENTS

NOTE A -- MBL Variable Contract Account -- 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or the Fixed Accumulation Account, as elected by the participant. Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments are valued at net asset value. The Account purchases shares of MBL Growth Fund, Inc. (the "Fund") at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at the respective net asset values, less shares redeemed at average cost. The Account recognizes dividend income and capital gain distributions, if any, on the ex-dividend date as set by the Fund.

VARIABLE ANNUITY RESERVES -- The variable annuity reserves are actuarially determined on the basis of the 1951 Group Annuity Mortality Tables for Males, modified, at 3.5%.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, the total operations of MBL Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"), which as confirmed by the Superior Court of New Jersey reaffirmed the status of the Account as a separate account, was implemented. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee.

While the terms of the Plan currently prohibit or limit redemptions from the Fixed Accumulation Account and transfers from the Fixed Accumulation Account to the Account, annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. In addition, the Plan permits redemptions of amounts from the Account to continue, as requested, and transfers from other separate accounts of MBL Life for the purchase of variable annuities.

In view of the above, applications for new contracts and requests for transfer of amounts to the Fixed Accumulation Account from the Account are currently not being accepted.

NOTE C -- A charge at the annual rate of 0.37% is made daily against Account assets for mortality and expense risks assumed by MBL Life and for provision of the guaranteed minimum death benefit. The portion of these charges which are retained in the Account and are due to MBL Life participate ratably in the investment performance of the Account.

NOTE D -- Aggregate purchases and proceeds from the sales of investments during the year ended December 31, 1996 amounted to $7,032,250 and $2,752,440, respectively.

The net realized loss on sales of investments was calculated as follows:

Proceeds from sales of investments..........................  $ 2,752,440
Cost of investments sold....................................    2,827,333
                                                              -----------
  Net realized loss on investments..........................  $   (74,893)
                                                              -----------
                                                              -----------

The decrease in unrealized depreciation of investments was calculated as follows:

Unrealized depreciation of investments:
  Beginning of year.........................................  $(3,763,639)
  End of year...............................................   (2,116,047)
                                                              -----------
    Decrease in unrealized depreciation of investments......  $ 1,647,592
                                                              -----------
                                                              -----------

NOTE E -- The change in the number of accumulation units outstanding was as follows:

                                                          YEAR ENDED DECEMBER
                                                                  31,
                                                          --------------------
                                                            1996       1995
                                                          ---------  ---------
Balance at beginning of year............................    307,509    328,954
Net units purchased.....................................        192     --
Accumulation units surrendered..........................    (19,918)   (21,445)
                                                          ---------  ---------
Balance at end of year..................................    287,783    307,509
                                                          ---------  ---------
                                                          ---------  ---------

----------------------------------------

MBL VARIABLE CONTRACT ACCOUNT -- 2

MBL Life Assurance Corporation

520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 2. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS.
FS-307 (2-97)

Annual Report
December 31, 1996

MBL VARIABLE
CONTRACT ACCOUNT -- 2
Group Variable Annuity Contracts

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